SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): November 26, 1996



                        MLCC Mortgage Investors, Inc.

-----------------------------------------------------------------------
           (Exact name of registrant as specified in its character)



                                   Delaware

----------------------------------------------------------------------
        (State or other jurisdiction of incorporation or organization)


  333-14253                             59-3247986

----------------------------------------------------------------------
(Commission File Number)      (IRS Employer Identification No.)


          MLCC Mortgage Investors, Inc.
          4802 Deer Lake Drive East
          Jacksonville, FL  32246
          Attention: General Counsel

________________________________________________________________
            (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 904-928-6000


                                Not applicable
_________________________________________________________________
(Former name or former address, if changed since last report)

Item 5.   Other Events
          ------------

Filing of Computational Materials.
---------------------------------

     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 1996-D, Merrill Lynch Pierce Fenner & Smith
Incorporated, as underwriter of the Class A Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although MLCC Mortgage Investors, Inc. provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as
Exhibit 99.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.  Computational Materials.

SIGNATURES
----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MLCC MORTGAGE INVESTORS, INC.



                                   By:  /s/ Laurel Davis
                                       --------------------------
                                        Laurel A. Davis
                                        Assistant Vice President        &
					Assistant Secretary


Dated:    November 26, 1996



                                Exhibit Index
                               -------------


Exhibit                                                                  Page
-------                                                                  ----

99. Computational Materials.                                                6







                              EXHIBIT 99